EXHIBIT 10.4

World Headquarters 26600 Telegraph Road Suite 400, Southfield, MI 48033 Phone (248) 352.7300 Fax (248) 352.6989

TO: Dan Lee

FROM: Majdi Abulaban

SUBJECT: Promotion

DATE: August 27, 2024

Dear Dan,

I am pleased to present you with this promotion to Senior Vice-President and Chief Financial Officer for Superior Industries, Inc. In this role, your office will continue to be located at our corporate headquarters in Southfield, Michigan and you will continue to report directly to me.

Compensation and Benefits

•
Effective Date: October 1, 2024
•
Title: Senior Vice President and Chief Financial Officer
•
Base Salary: $500,000
•
AIPP: 65%
•
LTI: 90%
•
Monthly Car Allowance: No Change
•
Vacation: No Change
•
Change in Control benefit of two years base salary and target bonus per the Change in Control Plan Document as approved by the Board of Directors of Superior industries International, Inc.

All terms and conditions as outlined in your offer letter remain unchanged.

This promotion is well deserved. Thank you for your continued contributions to Superior.

Best regards,

Majdi Abulaban

President and Chief Executive Officer

I hereby accept this promotion:

/s/ Daniel D. Lee
Dan Lee	Date